UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (866) 405-5012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 18, 2006, the Registrant began making presentations to the equity investment community in connection with its upcoming spin-off from First Data Corporation. A copy of the presentation is included as Exhibit 99.1 hereto.

On September 18, 2006, the Registrant issued a press release relating to such meetings and included a financial outlook as a standalone company. The press release is included as Exhibit 99.2 hereto.

Attached as Exhibit 99.3 hereto is a copy of the Registrant’s definitive Information Statement, dated as of September 14, 2006, relating to its spin-off from First Data Corporation.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01	Financial Statements and Other Exhibits

Exhibits

Exhibit No.	Description
99.1*	Presentation of the Registrant dated September 18, 2006.

99.2*	Press release dated September 18, 2006.

99.3*	Information Statement of the Registrant dated September 14, 2006.

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: September 18, 2006.	By:	/s/ Sarah J. Kilgore
Name: Sarah J. Kilgore
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Presentation of the Registrant dated September 18, 2006.

99.2*	Press release dated September 18, 2006.

99.3*	Information Statement of the Registrant dated September 14, 2006.

*	Furnished herewith